UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2010

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On December 15, 2010, Saia, Inc. (the "Company") entered into an amendment ("Amendment") to the Rights Agreement ("Rights Agreement"), dated September 30, 2002, between the Company and Computershare Trust Company, N.A (the successor to Mellon Investor Services LLC as rights agent) relating to the Company’s shareholder rights plan. Pursuant to the Amendment, the Final Expiration Date of the Rights (each as defined in the Rights Agreement) was accelerated from September 30, 2012 to December 15, 2010, on which day the Rights expired and the Rights Agreement was terminated. A copy of the Rights Agreement as originally executed is attached as Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended September 30, 2002 and is incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

The Company’s board of directors also adopted the following new policy on shareholder rights plans:

The Board of Directors of Saia, Inc. will not adopt or extend a shareholder rights plan unless such adoption or extension has been submitted to a shareholder vote.

Item 3.03 Material Modifications to Rights of Security Holders.

Please see the description under Item 1.02, incorporated herein by reference. The Amendment accelerated the expiration of the Rights attached to the Company’s common stock from September 30, 2012 to December 15, 2010, on which day the Rights expired and the Rights Agreement was terminated.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2010, the Company filed a Certificate of Elimination with the Delaware Secretary of State eliminating, effective as of the date of filing, the Certificate of Designations of Series A Junior Participating Preferred Stock, par value $0.001 per share ("Preferred Stock"). The Preferred Stock was issuable under certain circumstances upon exercise of the Rights. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this report as required by Item 601 of Regulation S-K:

Exhibit Number Description
3.1 Certificate of Elimination filed with the Delaware Secretary of State on December 16, 2010
4.2 Amendment to Rights Agreement between the Company and Computershare Trust Company, N.A, dated as of December 15, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

December 20, 2010	By:	James A. Darby

Name: James A. Darby
Title: Vice President of Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Elimination filed with the Delaware Secretary of State on December 16, 2010
4.2	Amendment to Rights Agreement between the Company and Computershare Trust Company, N.A, dated as of December 15, 2010